                                AMENDMENT NO. 10

                             PARTICIPATION AGREEMENT

                            EFFECTIVE AUGUST 1, 2007

     The Participation Agreement, made and entered into as of the 17th day of April, 2000, and amended on May 1, 2000 and again on September 1, 2000, April 1, 2002, September 1, 2004, October 1, 2006, January 29, 2007 and May 1, 2007 (the
"Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, AIM Distributors, Inc., a Delaware corporation, Sun Life Insurance and Annuity Company of New York, a New York life insurance company ("Insurer"), and Clarendon Insurance Agency, Inc. a Massachusetts corporation, is hereby amended as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                         SEPARATE ACCOUNTS          CONTRACTS FUNDED BY
FUNDS AVAILABLE UNDER THE POLICIES      UTILIZING THE FUNDS        THE SEPARATE ACCOUNTS
----------------------------------   ------------------------   ----------------------------
        SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)            -    Futurity - NY Variable
AIM V.I. Core Equity Fund            Variable Account C              and Fixed Annuity
AIM V.I. International Growth Fund                                   Contract

        SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)            -    Futurity Accolade - NY
AIM.V.I. Dynamics Fund               Variable Account C              Variable and Fixed
AIM V.I. Core Equity Fund                                            Annuity Contract
AIM V.I. International Growth Fund
AIM V.I. Small Cap Equity Fund

        SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)            -    DVA(1)/CERT(NY)
AIM.V.I. Dynamics Fund               KBL Variable Account A
AIM V.I. International Growth Fund                              -    DVA(1)/NY
AIM V.I. Small Cap Equity Fund

        SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)            -    Futurity Accumulator II
AIM.V.I. Dynamics Fund               Variable Account D              Variable Universal Life
AIM V.I. Core Equity Fund                                            Insurance Policies
AIM V.I. International Growth Fund
AIM V.I. Small Cap Equity Fund                                  -    Futurity Protector II
                                                                     Variable Universal Life
                                                                     Insurance Policies

                                                                -    Futurity Survivorship
                                                                     II Variable Universal
                                                                     Life Insurance Policies

        SERIES (I) SHARES

AIM V.I. Core Equity Fund            Sun Life (N.Y.)            -    Sun Protector Variable
AIM V.I. International Growth Fund   Variable Account D              Universal Life
                                                                     Insurance Policies

                                                                -    Sun Executive Variable
                                                                     Universal Life
                                                                     Insurance Policies

                                                                -    Sun Prime Variable
                                                                     Universal Life
                                                                     Insurance Policies

        SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)            -    Futurity Corporate
AIM.V.I. Dynamics Fund               Variable Account J              Variable Universal Life
AIM V.I. Core Equity Fund                                            Insurance Policies
AIM V.I. International Growth Fund
AIM V.I. Small Cap Equity Fund

        SERIES (I) SHARES

AIM V.I. Basic Value Fund            Sun Life (N.Y.)            -    Large Case Variable
AIM V.I. Mid Cap Core Equity Fund    Variable Account J              Universal Life
                                                                     Insurance Policies

        SERIES (I) SHARES

AIM V.I. Basic Value Fund            Sun Life (N.Y.)            -    Large Case Private
AIM V.I. Mid Cap Core Equity Fund    Variable Account H              Placement Variable
                                                                     Universal Life
                                                                     Insurance Policies

        SERIES (II) SHARES

AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)            -    All-Star NY
AIM V.I. International Growth Fund   Variable Account C
AIM V.I. Small Cap Equity Fund                                  -    All-Star Freedom NY

                                                                -    All-Star Extra NY


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


        SERIES (I) SHARES

AIM V.I. International Growth Fund   Sun Life (N.Y.) Variable   -    Alternative Advantage
                                     Account E

        SERIES (I) SHARES

AIM V.I. International Growth Fund   Variable accounts          -    Alternative Advantage
                                     created under Sun Life
                                     Financial Insurance and
                                     Annuity Company
                                     (Bermuda) Ltd. for
                                     private placement
                                     products

        SERIES (I) SHARES

AIM V.I. Core Equity Fund            KBL Variable Account A     -    Keyport Optima
AIM V.I. Capital Appreciation Fund
AIM V.I. International Growth Fund                              -    Keyport Advisor Optima

                                                                -    Keyport Advisor

                                                                -    Keyport Latitude

        SERIES (I) SHARES

AIM V.I. Basic Value Fund            Sun Life of Canada         -   Magnastar PPVUL
                                     (N.Y.)
AIM V.I. International Growth Fund   Variable Account L and M


                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ P. Michelle Grace           By: /s/ Donna F. Anderson
        -----------------------------       ------------------------------------
Name: P. Michelle Grace                 Name: Donna F. Anderson
Title: Assistant Secretary              Title: Assistant Vice President


                                        AIM DISTRIBUTORS, INC.


Attest: /s/ P. Michelle Grace           By: /s/ John S. Cooper
        -----------------------------       ------------------------------------
Name: P. Michelle Grace                 Name: John S. Cooper
Title: Assistant Secretary              Title: Executive Vice President


SUN LIFE INSURANCE AND ANNUITY
COMPANY OF NEW YORK


By: /s/ Bruce Jones                     By: /s/ Bruce A. Teichner
    ---------------------------------       ------------------------------------
            For the President                          For the Secretary
Name: Bruce Jones                       Name: Bruce A. Teichner
Title: Vice President                   Title: Assistant Vice President and
                                               Senior Counsel


SUN LIFE FINANCIAL INSURANCE AND
ANNUITY COMPANY (BERMUDA) LTD.


By: /s/ Robert Vrolyk                   By: /s/ Daniel Smyth
    ---------------------------------       ------------------------------------
            For the President                          For the Secretary
Name: Robert Vrolyk                     Name: Daniel Smyth
Title: Vice President                   Title: Vice President


CLARENDON INSURANCE AGENCY, INC.


By: /s/ Michelle D'Albero
    ---------------------------------
            For the President
Name: Michelle D'Albero
Title: Counsel


By: /s/ William T. Evers
    ---------------------------------
            For the Secretary
Name: William T. Evers
Title: Assistant Vice President and
       Senior Counsel



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